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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 30, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of October 1, 2001
                          providing for the issuance of

                                  $535,019,150

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-MS12

          Delaware               333-67140-07            94-2528990

         (State or other        (Commission             (IRS Employer
         jurisdiction of         File Number)            Identification
         Incorporation)                                  Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500



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Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignation of Registrant's Directors. Not applicable.

Item 7.   Financial Statements and Exhibits.

The following exhibit is filed herewith:

     7.2 Pooling and Servicing Agreement between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as Trustee, dated as of October 1, 2001.

Item 8.   Change in Fiscal Year. Not applicable.

Item 9.   Regulation FD Disclosure. Not applicable.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 14, 2001


                                      WASHINGTON MUTUAL MORTGAGE SECURITIES
                                      CORP.
                                      (Registrant)

                                      By: /s/ Thomas G. Lehmann
                                      -----------------------------------
                                      Thomas G. Lehmann
                                      Vice President and
                                      General Counsel
                                      (Authorized Officer




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                          STATEMENT OF DIFFERENCES
                          ------------------------

 The registered trademark symbol shall be expressed as.................. 'r'
 Characters normally expressed as subscript shall be preceded by........ [u]
 The less-than-or-equal-to sign shall be expressed as...................  <=
 The greater-than-or-equal-to sign shall be expressed as................  >=
 The Greek letter delta shall be expressed as........................... [D]
 The Greek letter alpha shall be expressed as........................... [a]
 The Greek letter gamma shall be expressed as........................... [g]